UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20369

FORM 8−K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report August 25, 2015

CORE RESOURCE MANAGEMENT, INC.
(Exact name of registrant as specified in charter)

Nevada	000-55010	46-2029981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 E. Camelback, Suite 211 Phoenix, AZ 85016
(Address of principal executive offices)

(602) 314-3231
Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a), (b) The Audit Committee along with the approval of the Board of Directors of Core Resource Management, Inc. (the “Company”) completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ended Decemeber 31, 2015. On August 23, 2015 the Audit Committee determined to dismiss Chapman, Hext & Co., P.C. (“Chapman Hext”) as the Company’s independent registered public accounting firm effective immediately due to billing that substantially exceeded the engagement agreement quote. Chapman Hext was employed, however, to provide services to the Company with respect to tax-planning and compliance services through year end 2014.

The reports of Chapman Hext on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and up to the Third quarter of 2014, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013, and through August 23, 2015, there were no (a) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K. (b) There was a disagreement as to the addition of non-GAAP reporting tabulations as to the placement of such figures for the December 31, 2014 10-K reporting.  Chapman stated and reiterated that non-GAAP reporting line items although in a separate tabular format, could not be placed in any form within the financial statement and instead could only be placed within the MD+A section.  In addition, it made a judgment that no such descriptions could be placed within the footnotes of the financial section.  Although the Company disagrees with the judgment and rule interpretations, it will acquiesce to file such tabulations only within the MD+A sections of the 10-K and 10-Q reporting.

The Company provided Chapman Hext with a copy of the disclosures it is making in this Current Report on Form 8-K.  This disclosure was made on the date of the filing prior to such filing being made.  The Company has requested Chapman Hext provide it a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.

Contemporaneous with the determination to dismiss Chapman Hext, the Audit Committee will aggressively seek to find new accounting and audit representation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Chapman Hext & Co., P.C.*

* To be filed as a supplement to this 8-K disclosure when received.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8−K to be signed on its behalf by the undersigned, thereunto duly authorized.

CORE RESOURCE MANAGEMENT, INC.

Dated: August 25, 2015	By:	/s/ Dennis W. Miller
Mr. Dennis W. Miller
Chief Executive Officer